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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 21, 2000
                                                       ------------------


                                  ABIOMED, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-20584                  04-2743260
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)              Identification
                                                                    Number)

                              22 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (978) 777-5410
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         The following exhibit is filed as part of this Report:

         Exhibit 99.9         Press Release dated September 21, 2000


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ABIOMED, INC.

                                     /s/ John F. Thero
                                     ----------------------------------
                                     Date: October 12, 2000
                                     By: John F. Thero
                                     Senior Vice President Finance and Treasurer



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